UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 27, 2003

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                 333-51279-12                 13-3633241

(STATE OR OTHER JURISDICTION       (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)

383 Madison Avenue                                                 10179
New York, New York

   (ADDRESS OF PRINCIPAL                                         (ZIP CODE)
    EXECUTIVE OFFICES)

Registrants telephone number, including area code, is (212) 272-2000

Item 5.  Other Events
         ------------

         1. A distribution was made to the Certificateholders of the Washington Mutual Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2000-3 on January 27, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated December 1, 2000, between and among Structured Asset Mortgage Investments Inc., as Seller, Washington Mutual Bank, FA, as Mortgage Loan Seller and Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits.

                     (1) January 27, 2003 - Statement to Certificateholders

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                STRUCTURED ASSET MORTGAGE
                                                         INVESTMENTS INC.


                                                By: /s/ Joseph T. Jurkowski, Jr.
                                                    ----------------------------
                                                Name:   Joseph T. Jurkowski, Jr.
                                                Title:  Vice President

Dated: March 31, 2003

                                  EXHIBIT INDEX


Exhibit                        Item 601 (a) of              Sequentially
Number                         Regulation S-K               Numbered
------                         Exhibit No.                  Description
                               -----------                  -----------
1                              20                           January 27, 2003 - Statement to
                                                            Certificateholders

                                    EXHIBIT 1